Exhibit 99.1

RBB BANCORP
皇佳商業金控





Investor Presentation

September 2020

NASDAQ: RBB

Forward-Looking Statements

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to RBB Bancorp's ("RBB") current business plans, its future financial position and operating results and RBB's expectations. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on RBB, on our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California, New York or other states where RBB lends, including both residential and commercial real estate; a prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or RBB's ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, compliance, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must comply or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; our relationships with and reliance upon vendors with respect to the operation of certain key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive and regulatory environment among financial and bank holding companies, banks and other financial service providers; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the our common stock or other securities; and the resulting impact on our ability to raise capital or RBB's ability to make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time-to-time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (such as securities, consumer or employee class action litigation), regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators; our success at managing the risks involved in the foregoing items and all other factors set forth in RBB's public reports filed with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2019, and particularly the discussion of risk factors within that document applicable to RBB. Any statements about future operating results, such as those concerning accretion and dilution to RBB's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. RBB does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Experienced Leadership Team

Average 33 years of bank management experience in finance, lending, credit, risk, strategy and branch operations

Name / Title	Experience	Background
Yee Phong (Alan) Thian President & Chief Executive Officer	37 years	• Chairman, President and Chief Executive Officer ("CEO") since Royal Business Bank (the "Bank") began operations in 2008 • Appointed to the FDIC community bank advisory committee twice • Presently on the CFPB community bank advisory committee • Formerly served as Executive Vice President ("EVP") and Regional Director for United Commercial Bank, as well as President and CEO for both First Continental Bank and American International Bank
David Morris Executive Vice President & Chief Financial Officer	33 years (10 years with Alan)	• Appointed EVP and Chief Financial Officer ("CFO") of the Bank and Company in 2010 • Formerly President and CEO with MetroPacific Bank and EVP, CFO and Chief Operating Officer ("COO") with San Diego Community Bank
Jeffrey Yeh Executive Vice President & Chief Credit Officer	30 years (17 years with Alan)	• Joined the Bank as an executive officer in 2008 and promoted to EVP and Chief Credit Officer in January 2014 • Formerly Finance Director and Business Control Manager for Universal Science Industrial Co, Ltd. and Lending and Investment Manager for Bank of Overseas Chinese
I-Ming (Vincent) Liu Executive Vice President & Chief Risk Officer	32 years (24 years with Alan)	• Joined the Bank as an executive officer in 2008, promoted to COO in January 2011, and promoted to Chief Risk Officer of the Bank in 2011 and of the Company in 2013 • Formerly Senior Vice President ("SVP") and head of southern California branch network for United Commercial Bank
Simon Pang Executive Vice President & Chief Strategy Officer	39 years (22 years with Alan)	• Joined the Bank as an executive officer in 2008 as head of commercial lending, promoted to Chief Strategy Officer in May 2012 • Formerly Senior Vice President ("SVP") and commercial and international banking manager with United Commercial Bank

RBB Bancorp – Who We Are

Overview

- **Established in 2008 and headquartered in Los Angeles, California**
  - $3.1 billion asset Chinese-American, business-oriented community bank
- **24 traditional branches**
  - 13 located in Southern California
  - 7 located in New York
  - 3 located in Chicago
  - 1 in Nevada
- **Four principal business lines:**
  - Commercial Real Estate (“CRE”)
  - Commercial & Industrial (“C&I”)
  - 1-4 Single Family Residential (“SFR”)
  - SBA Lending (“SBA”)
- **Six successful acquisitions completed since 2010**
- **Certified Community Development Financial Institution since mid-February 2016**

Financial Highlights

For the Three Months Ended June 30, 2020:

Balance Sheet (Dollars in millions)	
Total Assets	$3,136
Gross Loans, Including Held for Sale	$2,610
Total Deposits	$2,437
Tangible Common Equity[1]	$339
Tangible Common Equity / Tangible Assets[1]	11.07%
NPAs / Assets[2]	0.56%
Profitability	
Return on Average Assets, annualized	0.83%
Return on Average Tangible Common Equity	7.77%
FTE Net Interest Margin	3.42%
Efficiency Ratio	54.4%

(1) Non-GAAP reconciliation in Appendix
(2) Nonperforming assets include nonaccrual loans, loans past due 90 days or more and still accruing interest, loans modified under troubled debt restructurings, and other repossessed assets; excludes purchased credit impaired (“PCI”) loans

Investment Highlights

High-performing community bank with defined and proven strategy to grow both organically and through acquisitions

- Insider ownership (including family holdings) at 34% and high deposit balances, aligns interests with public shareholders
- Experienced management team and Board of Directors with demonstrated industry knowledge, regulatory relationships, lending expertise and community involvement
- Niche markets with concentration on Asian-Americans
  - Products structured to address the needs of underserved individuals and businesses within those markets
  - Significant opportunities for future acquisitions across the U.S.

Conservative risk profile with focused and diversified lending strategy

- Solid asset quality from conservative credit culture and disciplined underwriting standards
- Interest rate neutral balance sheet

Track record of attractive returns

- Diversified revenue with four lending products spread across multiple industries and geographies
- Substantial noninterest income and well-managed noninterest expenses

Exceptional investment opportunity to own a well-managed, highly profitable institution

- Compelling valuation and consistent dividend payout ratio

COVID-19 Impact and Response

We are actively addressing client needs

- Enrolling clients in the SBA Paycheck Protection Program
- As of June 30, 2020, we have received approvals from the SBA for 258 loans in the total amount of $32.8 million

The following table as of June 30, 2020 is intended to summarize the Company's overall loan exposure to major industries that are considered "at-risk" for business interruption due to the COVID-19 pandemic:

Industry/Property Type ($ in millions)	Total Exposure	% of Total HFI Loans	Average Loan-to-Value %
General Retail	$217.9	8.4%	48.9%
Mixed Use Commercial	176.9	6.8%	40.8%
Hospitality	54.3	2.1%	60.6%
Service Stations	22.5	0.9%	55.6%
Restaurants	8.5	0.3%	54.4%
Multifamily	285.5	11.0%	50.3%
Shared National Credits (excluding Airlines and Cruise Lines)	38.5	1.5%	N/A
Airlines and Cruise Lines (SNC)	9.7	0.4%	N/A
SFR Mortgage Loans – Western region	558.5	21.5%	57.8%
SFR Mortgage Loans – Eastern region	493.0	19.0%	46.0%
SFR Mortgage Loans – Chicago metropolitan area	97.5	3.8%	48.0%

Approximately 85% of the total exposure to Hospitality, Service Stations and Restaurants are SBA loans. The SBA has guaranteed all principal and interest payments for up to six months during the COVID-19 national emergency.

COVID-19 Loan Modification Update

- As of August 26, 2020, total deferred loans were $148.2 million or 5.6% of loans outstanding[1]
- Total deferred loans decreased $267.7 million, or 64% from June 30, 2020 to August 26, 2020
- The large majority of remaining deferrals are real-estate secured
- The increase in Commercial & Office is due to a recently granted $17.2 million deferral on a commercial building in Queens, New York with an LTV of 63.5%
- Nine loans for a total of $9.5 million are near the California fire zones, but no damage has been reported

Industry/Property Type ($ in millions)	June 30, 2020			July 20, 2020		August 26, 2020	
	Total Loan Balance[1]	Modification Balance	# of Loans	Modification Balance	# of Loans	Modification Balance	# of Loans
General Retail [2]	$217.9	$94.3	34	$44.2	21	$30.5	17
Mixed Use Commercial	176.9	58.8	38	48.7	23	33.2	15
Hospitality [2]	54.3	25.3	5	19.3	3	19.3	3
Restaurants [2]	8.5	4.2	11	2.2	7	1.5	5
Multifamily	285.5	9.1	6	7.5	4	-	-
Commercial, Office and other	70.7	5.1	5	1.7	1	18.9	2
SFR Mortgage Loans – Western region	558.5	118.5	183	54.0	89	30.4	52
SFR Mortgage Loans – Eastern region	493.0	85.9	203	40.0	95	10.4	21
SFR Mortgage Loans – Chicago metropolitan	97.5	14.8	84	10.4	57	4.0	16
Non-affected industries	647.3	-	-	-	-	-	-
Total	**$2,610.1**	**$416.0**	**569**	**$228.0**	**300**	**$148.2**	**131**

(1) Total Loans as of June 30, 2020
(2) Excludes SBA loans

Our History

Historical Progression of Franchise Growth

2008
- Opened Royal Business Bank

2010
- Opened SBA banking unit

2011
- January: Established RBB Bancorp
- July: Acquired First Asian Bank
- September: Acquired Ventura County Business Bank

2012
- Raised over $54mm in private offering of common stock

2013
- May: Acquired Los Angeles National Bank
- Received Outstanding Overseas Taiwanese SME Award

2014
- Opened residential mortgage unit
- Earned Findley Reports' "Super Premier" status

2015
- Earned Findley Reports' "Super Premier" status

2016
- Named a CDFI
- March: Issued $50mm of subordinated notes
- February: Acquired TFC
- Earned Findley Reports' "Super Premier" status

2017
- Raised $62 million in IPO
- Earned Findley Reports' "Super Premier" status

2018
- Issued $55 million of subordinated notes
- October: Acquired First American International Bank

2020
- January: Acquired Pacific Global Bank

Our Current Footprint

RBB BANCORP
皇佳商業金控

Los Angeles County, California	
Arcadia	Los Angeles (Silver Lake)
Cerritos	Monterey Park
Diamond Bar	Rowland Heights
Los Angeles (Downtown)	San Gabriel
Los Angeles (Westwood)	Torrance

Orange County, California
Irvine

Ventura County, California
Oxnard
Westlake Village

Clark County, Nevada
Las Vegas

New York, NY
2 Brooklyn, NY
1 Manhattan, NY
4 Queens, NY

Chicago, IL
2 Chinatown
Bridgeport



Edwards
Edwards A.F.B.
W Avenue D
Lancaster
Palmdale
Santa Clarita
Simi Valley
Angeles National Forest
Ventura
Oxnard
Thousand Oaks
Burbank
Pasadena
Glendale
Pomona
Los Angeles
East Los Angeles
Downey
Norwalk
Torrance
Fullerton
Garden Grove
Huntington Beach
Costa Mesa
Las Vegas
Spring Valley
Paradise
Henderson



Branches (24)
Cliffside Park
North Bergen
Union City
New York
Hoboken
Jersey City
Upper New York Bay
Long Island Expy
Van Wyck Expy
Belt Pkwy
Floyd Bennett Field
Sandy Hook Bay
Chicago

Substantial Opportunities for Acquisitions: Chinese-American Banks Across the U.S.

- Chinese-American bank universe comprised of over 35 banks[1]:
  - Publicly-traded
  - Locally-owned
  - Subsidiaries of Taiwanese or Chinese banks
- Other Asian-American banks also represent compelling acquisition opportunities
- Target markets include select Metropolitan Statistic Areas ("MSAs") that fulfill the following conditions:
  - High concentration of Asian-Americans
  - High number of Chinese-American banks[2] and branches

Chinese-American Bank[1] Locations in the U.S. *(as of June 2019)*

West Coast | **Texas, Midwest and East Coast**



Current RBB branch locations
Other Chinese-American bank[1] branches
HAWAII

Specific Target Markets

MSA (population in thousands)	Total Population	Asian American Population Actual	Asian American Population % of Total
New York-Newark-Jersey City, NY-NJ-PA	19,979	1,978	9.9%
Los Angeles-Long Beach-Anaheim, CA	13,291	1,954	14.7%
San Francisco-Oakland-Hayward, CA	4,729	1,097	23.2%
Chicago-Naperville-Elgin, IL-IN-WI	9,499	532	5.6%
Houston-The Woodlands-Sugar Land, TX	6,997	455	6.5%
Seattle-Tacoma-Bellevue, WA	3,939	449	11.4%
Urban Honolulu, HI	980	429	43.8%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6,046	302	5.0%
Las Vegas-Henderson-Paradise, NV	2,232	194	8.7%

(1) Chinese-American bank universe as defined by RBB's management team
(2) Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA
Source: SNL Financial, Census Bureau 2018 estimates

Demonstrated Track Record of Balance Sheet and Earnings Growth

Total Loans ($mm)



Loans Held for Investment
Mortgage Loans Held For Sale
2014 – 2Q20 CAGR = 25.6%
$746
$834
$1,155
$1,375
$2,577
$2,305
$2,610
2014
2015
2016
2017
2018
2019
2Q20

Total Deposits ($mm)



Noninterest-bearing Deposits
Interest-bearing Deposits
2014 – 2Q20 CAGR = 23.4%
$767
$853
$1,...
$1,337
$2,144
$2,249
$2,436
2014
2015
2016
2017
2018
2019
2Q20

Net Income ($mm)



2014 – 2019 CAGR = 30.4%
$10.4
$13.0
$19.1
$25.5
$36.1
$39.2
$13.3
2014
2015
2016
2017
2018
2019
YTD 2020

Return on Average Tangible Common Equity[1]



7.39%
8.47%
13.14%
13.64%
13.66%
11.93%
7.95%
2014
2015
2016
2017
2018
2019
YTD 2020

(1) Non-GAAP reconciliation in Appendix

Profitability Drivers

Yield on Average Interest-Earning Assets



Yield on Earning Assets
Yield on Total Loans
5.52%
5.10%
5.75%
5.66%
5.57%
5.54%
5.17%
5.01%
4.44%
5.35%
5.13%
5.36%
5.31%
4.65%
2014
2015
2016
2017
2018
2019
2Q20

Cost of Average Interest-Bearing Liabilities



Cost of Interest-Bearing Liabilities
Cost of Total Deposits
0.82%
0.96%
1.15%
1.28%
1.69%
2.24%
1.68%
0.69%
0.83%
0.80%
0.82%
1.11%
1.56%
1.10%
2014
2015
2016
2017
2018
2019
2Q20

Net Interest Margin (FTE)



4.41%
3.72%
4.43%
4.16%
4.12%
3.63%
3.42%
2014
2015
2016
2017
2018
2019
2Q20

Efficiency Ratio (FTE)



56.1%
48.7%
42.7%
37.7%
44.5%
49.9%
54.4%
2014
2015
2016
2017
2018
2019
2Q20

Diversified Loan Portfolio

- $2.59 billion total HFI loans as of June 30, 2020
- Diversified across industry lines
  - Single Family Residential - Mainly non-QM mortgages
  - Commercial Real Estate - Owner occupied and Investor owned
  - Commercial and Industrial - Majority secured by assets
  - SBA - Primarily SBA 7(a) loans for business acquisition or working capital
- 59% Fixed rate and 41% Variable rate[4]
- Average yield on HFI loans of 5.18% for the second quarter of 2020

Loan Portfolio Composition *(June 30, 2020)*

By Business Line[1]:



SFR³ 46%
CRE² 40%
C&I 10%
SBA 4%

By Collateral Type:



1-4 Family 51%
CRE (Non-Owner-Occupied) 18%
Multifamily 10%
C&I 9%
CRE (Owner-Occupied) 7%
C&D 5%

(1) Excludes purchased loan discounts and deferred costs and fees
(2) Includes construction and land development loans
(3) Includes Held for Investment and Held for Sale Loans
(4) Includes loans that have initial fixed rate terms prior to converting to variable rate loans

Disciplined Credit Culture

Nonperforming Loans[1] / Total Loans


0.58%
0.77%
0.55%
0.21%
0.15%
0.60%
0.66%
2014
2015
2016
2017
2018
2019
2Q20

Nonperforming Assets[2] / Total Assets


0.56%
0.63%
0.50%
0.16%
0.15%
0.48%
0.56%
2014
2015
2016
2017
2018
2019
2Q20

Allowance for Loan Losses / Total Loans


1.26%
1.26%
1.28%
1.10%
0.82%
0.86%
0.88%
2014
2015
2016
2017
2018
2019
2Q20

Net Charge-Offs / Average Loans


0.02%
0.03%
0.08%
(0.06%)
0.05%
0.05%
0.05%
2014
2015
2016
2017
2018
2019
2Q20

(1) Nonperforming loans include nonaccrual loans, loans past due 90 days or more and still accruing interest and loans modified under troubled debt restructurings; nonperforming loans exclude PCI loans acquired in prior acquisitions

(2) Nonperforming assets include nonperforming loans (as defined in footnote 1 above) and other repossessed assets

Deposit Portfolio *as of June 30, 2020*

- Strongest growth coming in DDAs
- Top 10 Deposit Relationships = $333.0 million (13.7% of total deposits)
  - 4 of the Top 10 Relationships are with Directors and shareholders of the Company; $116.6 million, or ~35% of Top 10 total

Deposit Portfolio Composition

Total: $2.44 billion



Brokered Time[3] 0.1%
Noninterest-Bearing Demand 23.6%
Savings, NOW & Money Market 24.7%
Retail Time[1] 28.5%
Jumbo Time[2] 23.1%
88.9% Core[4]

For the Three Months Ended June 30, 2020

	Avg. Balance ($mm)	Weighted Avg. Rate
Noninterest-Bearing Demand	$557.9	0.00%
NOW	57.5	0.42%
Savings	123.9	0.11%
Money Market	404.5	0.63%
Retail Time[1]	659.6	1.71%
Jumbo Time[2]	589.1	1.91%
Brokered Time[3]	32.8	2.07%
Total Deposits	**$2,458.0**	**1.10%**

(1) Retail Time includes time deposits with balances less than $250,000, excluding brokered time
(2) Jumbo Time includes time deposits with balances of $250,000 and greater
(3) Brokered Time are brokered time deposits, which are all lower than $100,000
(4) Reconciliation in Appendix

Consolidated Capital Ratios

Consolidated Capital Ratios


11.07%
11.48%
14.87%
15.49%
21.10%
4.00%
7.00%
8.50%
10.50%
TCE / TA[1]
Tier 1 Leverage Ratio
Tier 1 Common Capital Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
As Reported June 30, 2020
Basel III Fully Phased in Well-Capitalized Level

Consolidated Capitalization Table

(Dollars in millions, except per share amounts)	As of June 30, 2020 Actual
Long-Term Debt	
Long-Term Debt	$104.2
Subordinated Debentures	14.2
Total Long-Term Debt	**$118.4**
Shareholders' Equity	
Common Stock	$286.4
Additional Paid-in Capital	5.0
Treasury Stock	--
Retained Earnings	121.5
Accumulated Other Comprehensive Income	1.1
Total Shareholders' Equity	**$414.0**
Total Capitalization	**$532.4**
Common Shares Outstanding	**19,739,281**
Book Value Per Share	$20.97
Tangible Book Value Per Share[1]	$17.17
Regulatory Capital	
Tier 1 Common Capital	**$339.3**
Tier 1 Risk-Based Capital	**$353.5**
Total Risk-Based Capital	**$481.6**

(1) Non-GAAP reconciliation in Appendix

Interest Rate Risk Profile

- 12 month NII sensitivity is neutral to slightly liability sensitive
- Economic Value of Equity ("EVE") sensitivity is neutral to slightly liability sensitive in a flat to declining environment

12-Month Net Interest Income Sensitivity
Immediate Change in Rates
June 30, 2020



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1.85%
2.22%
5.43%
12.31%
-200 BPS
-100 BPS
+100 BPS
+200 BPS

Economic Value of Equity Sensitivity
Immediate Change in Rates
June 30, 2020



0.00%
-0.50%
-1.00%
-1.50%
-2.00%
-2.50%
-3.00%
-3.50%
-4.00%
-4.50%
-4.19%
-4.14%
-1.08%
-1.30%
-200 BPS
-100 BPS
+100 BPS
+200 BPS

Note: Assumes parallel shifts in market interest rates

Outlook

Net interest margin expected to see modest expansion

- Average CD costs will decrease due to rollover of higher cost CDs
- Loan and deposit rate environment will remain competitive
- Tight yield curve will limit NIM expansion

Do not expect loan sales to return until the 4th quarter

High single-digit balance sheet growth should drive further improvement in profitability

Modest decrease in expense levels

- Consolidation of offices in all regions will provide modest cost savings

Projected loan losses:

- Expect $250,000-$500,000 in loan losses on pre-COVID hotel loans
- Too early to determine COVID related loan losses
- 87% of loans that had April deferments are paying
- Expect to increase ALLL by 10bps

Appendix

Business Line Profile: 1-4 Single Family Residential Lending

As of June 30, 2020:

- Average: LTV of 55.7%; FICO score of 758; duration of approximately 2.4 years
- Average current start rates:
  - 5.00% (Western region); 4.375% plus 1% in points (Eastern region); reprices at 7 years to one-year CMT plus 2.50%

SFR Loans

$1.2 billion



Home Equity Lines
1.5%
Loans HFS
1.3%
Other SFR Loans
97.2%

SFR Portfolio Growth

(Dollars in millions)



SFR 2014 – 2Q20 CAGR = 73.2%
$57.2
$112.1
$156.4
$374.8
$1,315.8
$1,065.4
$1,174.9
2014
2015
2016
2017
2018
2019
2Q20

Business Line Profile: CRE Lending | C&D Lending

As of June 30, 2020:

CRE Loans

$900.3 million



Single Family 2.0%
Owner Occupied 20.9%
Multifamily 28.3%
Non-Owner Occupied 48.8%

C&D Loans

$150.4 million



Land Acq. & Development 11.0%
Commercial Construction 27.9%
Residential Construction 61.1%

- ~24.6% fixed rate

CRE and C&D Portfolio Growth

(Dollars in millions)



C&D 2014 – 2Q20 CAGR = 9.1%
CRE 2014 – 2Q20 CAGR = 17.4%
$93.0
$372.8
$67.6
$343.4
$89.4
$501.8
$91.9
$496.0
$118.8
$756.5
$96.0
$793.3
$150.4
$900.3
2014
2015
2016
2017
2018
2019
2Q20
CRE Loans
C&D Loans

Business Line Profile: C&I Lending | SBA Lending

As of June 30, 2020:

C&I Loans

$267.5 million



Bank Sub Debt 2.0%
Shared Nat. Credits 18.0%
Credit Lines¹ 80.0%

SBA Loans

$104.3 million



Unguaranteed Secured by RE 44.0%
Guaranteed 10.1%
Unguaranteed Unsecured 45.9%

Unguaranteed SBA Loans:

By Business: **By Location:**



Other Real Estate 72.2%
Gas Stations 7.9%
Hotel/ Motels 19.9%
Other
Nevada 9.7%
Texas
Arizona 1.0%
New York 3.7%
California 63.3%

C&I and SBA Portfolio Growth

(Dollars in millions)



SBA 2014 – 2Q20 CAGR = 24.9%
C&I 2014 – 2Q20 CAGR = 11.5%
$30.7
$146.7
$108.8
$160.5
$159.0
$203.8
$131.4
$280.8
$79.5
$283.9
$75.0
$274.6
$104.3
$267.5
2014
2015
2016
2017
2018
2019
2Q20
C&I Loans
SBA Loans

(1) Credit Lines include commercial and industrial lines of credit, term loans, mortgage warehouse lines and international trade discounts

Non-GAAP Reconciliation:
Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

(Dollars in thousands, except per share data)				As of and for the period ended				
	2013	2014	2015	2016	2017	2018	2019	2Q20
Tangible Common Equity:								
Total Shareholders' Equity	$137,992	$151,981	$163,645	$181,585	$265,176	$374,621	$407,567	$414,025
Adjustments								
Goodwill	(4,001)	(4,001)	(4,001)	(29,940)	(29,940)	(58,383)	(58,563)	(69,209)
Core Deposit Intangible	(714)	(582)	(466)	(1,793)	(1,438)	(7,601)	(6,100)	(5,876)
Tangible Common Equity	$133,277	$147,398	$159,178	$149,852	$233,798	$308,637	$342,904	$338,940
Tangible Assets:								
Total Assets - GAAP	723,410	925,891	1,023,084	1,395,551	1,691,059	2,974,002	2,788,535	3,136,181
Adjustments								
Goodwill	(4,001)	(4,001)	(4,001)	(29,940)	(29,940)	(58,383)	(58,563)	(69,209)
Core Deposit Intangible	(714)	(582)	(466)	(1,793)	(1,438)	(7,601)	(6,100)	(5,876)
Tangible Assets	$718,695	$921,308	$1,018,617	$1,363,818	$1,659,681	$2,908,018	$2,723,872	$3,061,096
Common Shares Outstanding	12,547,201	12,720,659	12,770,571	12,827,803	15,908,893	20,000,022	20,030,866	19,739,280
Tangible Common Equity to Tangible Assets Ratio	18.54%	16.00%	15.63%	10.99%	14.09%	10.61%	12.59%	11.07%
Tangible Book Value Per Share	$10.62	$11.59	$12.46	$11.68	$14.70	$15.43	$17.12	$17.17
Average Tangible Common Equity:								
Average Shareholders' Equity	$124,103	$145,781	$157,615	$172,140	$218,717	$296,869	$393,895	$412,852
Adjustments								
Goodwill	(2,804)	(4,001)	(4,001)	(25,167)	(29,940)	(58,383)	(58,446)	(69,466)
Core Deposit Intangible	(479)	(649)	(526)	(1,779)	(1,620)	(7,601)	(6,873)	(6,094)
Average Tangible Common Equity	$120,820	$141,131	$153,088	$145,194	$187,157	$230,885	$328,576	$337,292
Net Income Available to Common Shareholders	$7,004	$10,428	$12,973	$19,079	$25,528	$36,105	$39,209	$6,513
Return on Average Tangible Common Equity	5.80%	7.39%	8.47%	13.14%	13.64%	15.64%	11.93%	7.77%

Note: Historical financial data is not presented pro forma reflecting the acquisition of FAIT completed on October 15, 2018

Regulatory Reporting to Financial Statements:
Adjusted Core Deposits

Some of the financial measures included in this presentation and in forms 10-Q & 10-K filed with the SEC differ from those reported on the FRB Y-9(c) report. These financial measures include "core deposits to total deposits." Our management uses this financial measure in its analysis of our performance. The Bank measures core deposits by reviewing all relationships over $250,000 on a quarterly basis. After discussions with our regulators on the proper way to measure core deposits, we now track all deposit relationships over $250,000 on a quarterly basis and consider a relationship to be core if there are any three or more of the following: (i) relationships with us (as a director or shareholder); (ii) deposits within our market area; (iii) additional non-deposit services with us; (iv) electronic banking services with us; (v) active demand deposit account with us; (vi) deposits at market interest rates; and (vii) longevity of the relationship with us. We consider all deposit relationships under $250,000 as a core relationship except for time deposits originated through an internet service. This differs from the traditional definition of core deposits which is demand and savings deposits plus time deposits less than $250,000. As many of our customers have more than $250,000 on deposit with us, we believe that using this method reflects a more accurate assessment of our deposit base. The following table reconciles the adjusted core deposit to total deposits:

(Dollars in thousands)	As of the period ended							
	2013	2014	2015	2016	2017	2018	2019	2Q20
Core Deposits[1]	**$422,252**	**$507,376**	**$567,980**	**$781,940**	**$990,824**	**$1,670,572**	**$1,651,678**	**$1,874,532**
Adjustments to Core Deposits								
Time Deposits > $250,000 Considered as Core Deposits[2]	118,756	115,572	174,038	325,453	180,751	468,773	446,968	439,183
Less: Brokered Deposits Considered Non-Core	-	-	-	-	-	(113,832)	(67,089)	(2,378)
Less: Internet and Other Deposit Originator Deposits < $250,000 Considered Non-Core[3]	-	(44,562)	(21,418)	(30,971)	(29,467)	(18,286)	(26,025)	(86,356)
Less: Other Deposits Not Considered Core[4]	-	-	(70,759)	(171,800)	(136,943)	(52,002)	(60,719)	(59,772)
Adjusted Core Deposits	**$541,008**	**$578,386**	**$649,841**	**$904,622**	**$1,005,165**	**$1,955,225**	**$1,944,813**	**$2,165,209**
Total Deposits	574,079	767,365	853,417	1,152,763	1,337,281	2,144,041	2,249,061	2,436,520
Adjusted Core Deposits to Total Deposits Ratio	94.24%	75.37%	76.15%	78.47%	75.16%	91.19%	86.47%	88.86%

(1) All demand and savings deposits of any amount plus time deposits less than $250,000
(2) Time deposits to core customers over $250,000 as defined in the lead-in to the table above
(3) Comprised of internet and outside deposit originator time deposits less than $250,000 which are not considered to be core deposits
(4) Comprised of demand and savings deposits in relationships over $250,000 which are considered non-core deposits because they do not satisfy the definition of core deposits set forth in the lead-in to the table above

How We Measure Core Deposits

- RBB reviews all deposits over $250K on a quarterly basis
- Core deposits are traditionally defined as all deposits less time deposits greater than $250K → The Bank measures core deposits as:



Demand Deposits
Savings Deposits
Time Deposits
< $250,000
if yes,
Internet Deposits?
Outside deposit originator?
if yes,
if yes,
> $250,000?
if yes, for at least three of the following:
Relationship with RBB Director or shareholder?
Deposits within the Bank's market area?
Additional non-deposit services with the Bank?
Electronic banking services with the Bank?
Active demand deposit account with the Bank?
Deposits at market interest rates?
Relationship with the Bank have longevity?
if yes,
if yes,
if yes,
if yes,
if yes,
if yes,
if yes,

Source: "Study on Core Deposits and Brokered Deposits, Submitted to Congress pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, FDIC, July 8, 2011": https://www.fdic.gov/regulations/reform/coredeposit-study.pdf